Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Alaska Pacific Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transactions applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
(5)	Total fee paid:
N/A
[ ]	Fee paid previously with preliminary materials:
N/A
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

April 8, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Alaska Pacific Bancshares, Inc., the holding company for Alaska Pacific Bank.  The meeting will be held in the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 21, 2013, at 11:00 a.m., local time.

The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Alaska Pacific Bancshares, Inc., as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card or vote via the Internet or telephone.  If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Craig E. Dahl

Craig E. Dahl
President and Chief Executive Officer

ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA  99801
(907) 789-4844

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 21, 2013

Notice is hereby given that the annual meeting of stockholders of Alaska Pacific Bancshares, Inc. will be held in the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 21, 2013, at 11:00 a.m., local time.

The meeting is for the purpose of considering and acting upon the following proposals:

Proposal 1.	Election of three directors to each serve for a three-year term.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the Audit Committee’s selection of Moss Adams LLP as our independent auditor for 2013.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on March 27, 2013 as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JULIE M. PIERCE

JULIE M. PIERCE
SECRETARY

Juneau, Alaska
April 8, 2013

IMPORTANT: Promptly voting your shares will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2013

The Board of Directors of Alaska Pacific Bancshares, Inc. is using this Proxy Statement to solicit proxies from our stockholders for use at the annual meeting of stockholders.  We are first furnishing this Proxy Statement and the enclosed form of proxy to our stockholders on or about April 8, 2013, unless the stockholder has elected electronic delivery.  If the stockholder has elected electronic delivery, we have provided a notice of Internet availability of proxy materials which contains instructions on how to access proxy materials via the Internet or how to request a printed set of proxy materials.

The information provided in this Proxy Statement relates to Alaska Pacific Bancshares, Inc. and its wholly-owned subsidiary, Alaska Pacific Bank.  Alaska Pacific Bancshares, Inc. may also be referred to as “Alaska Pacific.”  References to “we,” “us” and “our” refer to Alaska Pacific and, as the context requires, Alaska Pacific Bank.

INTERNET AVAILABILITY OF PROXY MATERIALS
*****IMPORTANT NOTICE*****
Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting
To be Held on May 21, 2013
The Proxy Statement and Annual Report to Stockholders are available at
www.edocumentview.com/AKPB

 INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Tuesday, May 21, 2013
Time:	11:00 a.m., local time
Place:	Douglas Room of the Prospector Hotel
375 Whittier Street, Juneau, Alaska

Matters to Be Considered at the Annual Meeting

        At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors to each serve for a three-year term.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the Audit Committee’s selection of Moss Adams LLP as our independent auditor for 2013.

We will also transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 21, 2013

Our Proxy Statement and Annual Report on Form 10-K, including our annual report to stockholders, are available at www.edocumentview.com/AKPB.  The following materials are available for review:

•	Proxy Statement;
•	Proxy card; and
•	Annual Report on Form 10-K.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.prospectorhotel.com/maps-directions.htm.

Who is Entitled to Vote?

We have fixed the close of business on March 27, 2013 as the record date for stockholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Alaska Pacific’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Alaska Pacific common stock you own, unless you own more than 10% of Alaska Pacific’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of Alaska Pacific’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On March 27, 2013, there were 654,486 shares of Alaska Pacific common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a stockholder of record if your shares of Alaska Pacific common stock are held in your name.  If you are a beneficial owner of Alaska Pacific common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Alaska Pacific common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a stockholder of record.

Voting instructions are included on your proxy card.  Shares of Alaska Pacific common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of our director nominees, FOR advisory approval of the compensation of our executive compensation as disclosed in this Proxy Statement, FOR holding an advisory vote on executive compensation every three years and FOR ratification of the appointment of Moss Adams LLP as our independent auditor for 2013.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”  The proposal to elect directors and the advisory votes on executive compensation are considered non-discretionary items under the rules governing brokers that are members of the New York Stock Exchange; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain an employee stock ownership plan (“ESOP”) which owns 6.2% of Alaska Pacific’s common stock.  Employees of Alaska Pacific and Alaska Pacific Bank participate in the ESOP.  If you participate in the ESOP, the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. If an ESOP participant properly executes the proxy card, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Alaska Pacific common stock held by the ESOP and allocated shares for which voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  The deadline for returning your proxy card to the trustees is May 14, 2013.  The trustees of the ESOP are Craig E. Dahl, Julie M. Pierce, Jolene M. Rielly and Christopher P. Bourque.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Alaska Pacific common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for three days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Directors Election

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote FOR the election of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory (non-binding) vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Advisory Vote on the Frequency of Future Stockholder Votes on Executive Compensation

The advisory (non-binding) vote regarding the frequency of stockholder votes on executive compensation has three alternatives.  Stockholders may vote that future stockholder votes on executive compensation be held every year, every two years or every three years, or stockholders may abstain from voting.  The alternative receiving the greatest number of votes – every year, every two years or every three years – will be the frequency that stockholders approve.  Abstentions and broker non-votes will have no effect on the outcome of the advisory vote because the alternative receiving the greatest number of votes will be the frequency that stockholders approve.  Our Board of Directors unanimously recommends that you vote FOR the adoption of an advisory resolution that stockholders should consider an advisory resolution on executive compensation every three years.

Vote Required to Approve Proposal 4: Ratification of the Selection of Our Independent Auditor

Ratification of the selection of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2013 requires the affirmative vote of the majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of Moss Adams LLP as our independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of Alaska Pacific in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 27, 2013, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Alaska Pacific’s common stock other than directors and executive officers;

•	each director and director nominee of Alaska Pacific;

•	each executive officer of Alaska Pacific or Alaska Pacific Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Alaska Pacific and Alaska Pacific Bank as a group.

Persons and groups who beneficially own in excess of five percent of Alaska Pacific’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Alaska Pacific’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 654,486 shares of Alaska Pacific common stock outstanding.

Name	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding (%)

Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Alaska Pacific Bancshares, Inc.	40,363		6.2
Employee Stock Ownership Plan Trust
2094 Jordan Avenue
Juneau, Alaska 99801

Lance S. Gad	36,975	(2)	5.6
1250 Fence Row Drive
Fairfield, Connecticut 06430

Jonathan P. McCreary	57,236	(3)	8.7
Palisade Financial Partners LP
Palisade Capital Management LLC
151 South Worthen, Suite 2
Wenatchee, Washington 98802

Directors

Doug Andrew	13,125	(4)	2.0
William A. Corbus	5,500	(5)	*
Hugh N. Grant	17,028		2.3
Scott C. Milner	8,200		*
Maxwell S. Rule	500	(6)	*
Linda C. Thomas	--		*

(Table continues on following page)

Named Executive Officers	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding (%)

Craig E. Dahl (7)	28,659	4.3
Julie M. Pierce	3,409	*
Christopher P. Bourque	4,478	*

All Executive Officers and Directors as a Group (9 persons)	80,899	12.1
_____________
*	Less than 1% of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the voting record date through the exercise of stock options granted pursuant to Alaska Pacific’s stock option plans: Mr. Corbus and Mr. Milner, 2,500 shares each; Mr. Dahl, Ms. Pierce and Mr. Bourque, 3,400 shares each; and all executive officers and directors as a group, 15,200 shares.

(2)	Based on information disclosed in a Schedule 13G, dated August 12, 2002, filed with the SEC. According to this filing, Mr. Gad has sole voting and dispositive power over the shares reported.
(3)
Based on information disclosed in a Schedule 13G/A, dated February 10, 2010, filed with the SEC. According to this filing, Palisade Financial Partners LP, Palisade Capital Management LLC and Jonathan P. McCreary have sole voting and dispositive power over the shares reported.

(4)	Of these shares, 5,100 shares are held jointly with his spouse and 8,025 shares are held jointly with his parents.
(5)	Of these shares, 3,000 shares are subject to a pledge.
(6)	Shares are held jointly with his spouse.
(7)	Mr. Dahl is also a director of Alaska Pacific.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Alaska Pacific and the nominee for director.  The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated William A. Corbus, Maxwell S. Rule and Linda C. Thomas, each to serve for a three-year term.  Each of our nominees currently serves as an Alaska Pacific director, has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of William A. Corbus, Maxwell S. Rule and Linda C. Thomas.

Name	Age as of December 31, 2012	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

William A. Corbus	75	2008	2016 (2)
Maxwell S. Rule	51	2008	2016 (2)
Linda C. Thomas	59	2010	2016 (2)

CURRENT DIRECTORS

Craig E. Dahl	63	1996	2014
Hugh N. Grant	77	1990	2014
Doug Andrew	51	2010	2014
Scott C. Milner	57	2002	2015
__________
(1)	For years prior to 1999, includes prior service on the Board of Directors of Alaska Pacific Bank.
(2)	Assuming re-election.

Information Regarding the Nominees for Election.  Set forth below is the principal occupation of each nominee for director, as well as a brief description of the qualifications, attributes, skills and areas of expertise of each nominee that makes that person uniquely qualified to serve on Alaska Pacific’s Board of Directors.

William A. Corbus serves as President and Director of Alaska Energy and Resources Company in Juneau, Alaska (Parent of Alaska Electric Light and Power Company), and Chairman and Director of Alaska Electric Light and Power Company since 2007, as well as from 1978 through 1988 and again from 1997 through 2002.  Mr. Corbus began his career at Stone & Webster, Inc., New York, New York, where he worked from 1965 to 1969 in public utility accounting, computerized financials projections, debt and equity financings and common stock security analysis.  From 2007 through 2011, he served as President and a Director of the Board of Directors of Develop Juneau, Inc., a company devoted to providing furnished housing to legislators while in Juneau to attend the sessions of the Alaska State Legislature.  He served as Commissioner of the Alaska State Department of Revenue from December 2002 through 2006 and as such, as a Trustee of the Alaska Permanent Fund and Alaska State Pension Investment Board.  He also served as a Director of the Alaska Housing Finance Corporation for the last half of 2006.  Mr. Corbus has served on various Boards and recently accepted a directorship on the Board of the Alaska Gold Company, Nome, Alaska and also serves on the Audit Committee for the Rasmuson Foundation, a private foundation dedicated to supporting well-managed non-profit organizations in Alaska. Through his career, Mr. Corbus gained a wide variety of experience, including in the areas of accounting, and debt and equity financing, and has served on the Board of Directors of three banks.

Maxwell S. Rule, Chairman of the Boards of Alaska Pacific and Alaska Pacific Bank,  is Chief Financial Officer of Hames Corporation, Triple C Ventures, Inc. and Clearwater Bay Corporations, companies with which he has been affiliated since 1993.  Prior to that, he served as accounting manager for the City of Ketchikan, Alaska and audit senior with a regional public accounting firm.  Mr. Rule is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Washington Society of Public Accountants.  Mr. Rule’s extensive career in finance and accounting, as well as his involvement in the Sitka community, brings important knowledge and experience to the Board of Directors.

Linda C. Thomas, Vice Chairman of the Boards of Alaska Pacific and Alaska Pacific Bank, is Vice President and Chief Operations Officer of Alaskan Brewing Company in Juneau, Alaska, and has been affiliated with the company since 1994.  Ms. Thomas is a certified public accountant (inactive) and serves as a Vice President of the Bartlett Regional Hospital Board in Juneau.  Ms. Thomas’s career has given her experience in managing financial and operational aspects of a company that is similar in size, and that has faced the same geographical challenges, as Alaska Pacific.

Information Regarding Incumbent Directors.  The present principal occupation and other business experience during the last five years of each director continuing in office is set forth below.  Also included is a brief description of the qualifications, attributes, skills and areas of expertise of each director that makes the director uniquely qualified to serve on Alaska Pacific’s Board of Directors.

Craig E. Dahl has been associated with Alaska Pacific Bank since 1992 and has served as its President and Chief Executive Officer since 1996, and as President and Chief Executive Officer of Alaska Pacific since its formation in 1999.  Mr. Dahl also serves as Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle and serves as a member of its executive, audit, and financial operations/affordable housing committees.  Prior to joining Alaska Pacific Bank, Mr. Dahl was President of the B.M. Behrends Bank in Juneau, Alaska.  Mr. Dahl’s career has afforded him experience in all areas of banking.

Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961.  He is also the owner of Grant’s Plaza Shopping Center, numerous rental properties and other business establishments in Juneau.  Mr. Grant was appointed to the Alaska Commission on Post Secondary Education in May of 2008 for a four-year term.  He is also a member of the Diocese of the Juneau Finance Council.  Mr. Grant’s career has afforded him experience in managing the operational aspects of local businesses, as well as involvement with his community.

Doug Andrew was the manager of Food Services of America in Ketchikan, Alaska from 1990 through 2010 and in 2007, became the owner of the Prospector Hotel in Juneau, Alaska.  Mr. Andrew was previously the owner of Golden North Foods in Ketchikan and has worked as a commercial fisherman.  Mr. Andrew’s career in the hospitality business and experience as a local business owner provides the Board with specialized insight in the operations of Southeast Alaska’s businesses.

Scott C. Milner, CPA, is a member of the American Institute of Certified Public Accountants and has been President of the accounting firm of Milner, Howard, Palmer & Johnson (PC), CPAs in Ketchikan, Alaska since 1986.  The fact that Mr. Milner is a CPA was a primary reason for his nomination to the Board.

 MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Alaska Pacific and Alaska Pacific Bank conduct their business through meetings of the respective Boards and their committees.  During the fiscal year ended December 31, 2012, the Board of Directors of Alaska Pacific held six meetings and the Board of Directors of Alaska Pacific Bank held 16 meetings.  No director of Alaska Pacific and Alaska Pacific Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of Alaska Pacific has standing Audit, Compensation, and Corporate Governance and Nominating Committees, and has adopted written charters for each of these committees.  Copies of these charters are available on our website at: www.alaskapacificbank.com.  You may also obtain a copy of these documents, free of charge, by writing to: Julie M. Pierce, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska  99801, or by calling (907) 789-4844.

Audit Committee

The Audit Committee, consisting of Directors Milner (Chairman), Corbus, Thomas and Rule, is responsible for reviewing the internal auditors’ reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of Alaska Pacific’s independent auditor.  The Board of Directors has designated Director Milner as the Audit Committee financial expert, as defined in the SEC’s Regulation S-K.  This Committee met five times during the 2012 fiscal year.

Compensation Committee

The Compensation Committee consists of Directors Corbus (Chairman), Thomas and Grant and is responsible for reviewing the compensation of executive officers of Alaska Pacific, and its human resource management policies.  This Committee is required to meet at least twice a year and met three times during fiscal year 2012.

The Committee also meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits.  The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers’ compensation and benefits.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, consisting of Directors Corbus (Chairman) and Rule, is responsible for the annual selection of nominees for election as directors of Alaska Pacific.  This Committee is required to meet at least twice a year, or more frequently as circumstances warrant.   During the 2012 fiscal year, the Committee held one official meeting and discussed corporate governance and nominating issues at numerous Board meetings.

Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee begins by identifying business leaders throughout Alaska Pacific Bank’s market area who meet a range of criteria established by the Board.  The criteria include consideration of the size and geographic range of the candidate’s business, the length of the candidate’s career, diversity as compared to the existing Board and availability to serve Alaska Pacific.  The Committee also considers the candidate’s involvement in community, business and civic affairs. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits senior officers and the current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Alaska Pacific.  The Committee will consider director candidates recommended by Alaska Pacific’s stockholders.  In the event a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this Proxy Statement.

As noted above, the Corporate Governance and Nominating Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as gender and race/ethnicity are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Corporate Governance and Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

Leadership Structure

The positions of Board Chairman and of President and Chief Executive Officer are held by two persons.  This has been the case since March 1999 when Alaska Pacific was formed to become the holding company for Alaska Pacific Bank.  This also was the practice of Alaska Pacific Bank prior to the formation of Alaska Pacific. The Board believes this structure is appropriate for Alaska Pacific because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of running Alaska Pacific, while the Chairman leads the Board.

Board Involvement in Risk Management Process

Our Board of Directors provides active and independent oversight of our activities.  The Chairman of the Board and the Chief Executive Officer have, for nearly three decades, been separate positions.  The Board oversees our activities using several key committees, which meet regularly to review the necessary information to assess risk.  The Audit Committee meets quarterly and reviews an array of audit-related reports, as well as the status of audit or examination findings, and discusses current activities.  The Bank’s Director Loan Committee meets every two weeks to look at all large complex credits and biannually, this Committee, with the addition of the Chief Executive Officer as an ex-officio member, serves as the Board Asset/Liability Committee to evaluate management’s activities of asset and liability management, which is a constant process.  More importantly, the full Board receives a series of reports each month designed to identify key risks, along with all financial information and trends.  The Board has also been involved with independent training on board governance.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance practices that they believe will serve the long-term interests of our stockholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and, although we are not listed on the Nasdaq Stock Market, the Nasdaq rules.  The Board of Directors will continue to evaluate, and improve our corporate governance principles and policies as necessary and as required.

Code of Ethics.  On February 14, 2004, the Board of Directors adopted a Code of Ethics for our principal executive officer and senior financial officers, directors, and officers and other employees.  The Code of Ethics is reviewed by the Board of Directors regularly and requires individuals to maintain the highest standards of professional conduct, and was renewed on December 20, 2012.  A copy of our Code of Ethics is available on our website at: www.alaskapacificbank.com.  The Code of Ethics is also available upon request sent to: Julie M. Pierce, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska  99801, or by calling (907) 789-4844.

Communications with the Board of Directors.  The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board of Directors should send any communication to: Julie M. Pierce, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to take appropriate legal action regarding the communication.

Attendance at Annual Meetings.  We do not have a policy regarding Board member attendance at annual meetings of stockholders; however, we do request that all directors attend each annual meeting of stockholders.  All of the members of the Board of Directors attended the 2012 annual meeting of stockholders.

Related Party Transactions.  Alaska Pacific Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations, and are made in accordance with our normal underwriting guidelines.  In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of Alaska Pacific Bank’s capital and surplus must be approved in advance by a majority of the disinterested members of the Board of Directors.  The aggregate amount of loans by Alaska Pacific Bank to its executive officers and directors and their affiliates was $4.3 million at December 31, 2012.  These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Alaska Pacific Bank’s other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made.  All loan approval and review procedures are governed by written policies.

Director Independence.  Although we are not listed on Nasdaq, we have chosen to apply the definition for “independent” under the Nasdaq rules, as permitted by the SEC’s Regulation S-K.  Using this definition, the Board has determined that six of our seven directors are independent, as defined by Nasdaq.  Doug Andrew, William A. Corbus, Hugh N. Grant, Scott C. Milner, Maxwell S. Rule, and Linda C. Thomas are independent.  Furthermore, the Board has determined that each member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is independent, as defined by Nasdaq, including the elevated standard applicable to Audit Committee members.

 DIRECTORS’ COMPENSATION

Director Compensation Table

The following table shows the compensation paid to our directors for 2012, with exception of Craig E. Dahl, who is our President and Chief Executive Officer, and whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total($)

Doug Andrew	14,425	--	14,425
BethAnn Chapman (2)	6,355	--	6,355
William A. Corbus	17,150	--	17,150
Hugh N. Grant	12,225	9,102	21,327
Scott C. Milner	16,100	18,684	34,784
Maxwell S. Rule	18,100	--	18,100
Linda C. Thomas	14,305	--	14,305
____________
(1)	Reflects payment of health insurance premium by Alaska Pacific.
(2)	Ms. Chapman declined to stand for reelection at last year’s annual meeting of stockholders.

During 2012, all non-management directors of Alaska Pacific Bank, other than the Chairman of the Board, received a monthly retainer of $575.  The Chairman of the Board received a monthly retainer of $700.  All non-management directors received a fee of $400 per regular Board meeting attended, $400 for the annual strategic planning retreat, and either $200 or $400 per special meeting attended, depending on the length of the meeting.  Committee members received a fee of $150 per meeting attended and committee chairs received a fee of $200 per committee meeting attended.  Non-management directors of the Advisory Board also received $100 per committee attended.  No separate fees will be paid for service on Alaska Pacific’s Board of Directors, unless the Board meets on a day when a meeting of the Board of Directors of the Bank did not meet, in which case Board members receive a fee of $150.

 EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation for our named executive officers: (1) Craig E. Dahl, our Chief Executive Officer; and (2) our two other most highly compensated executive officers, who are Julie M. Pierce and Christopher P. Bourque.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)

Craig E. Dahl	2012	200,216	12,557	212,773
President, Chief Executive	2011	174,174	11,515	185,689
Officer and Director

Julie M. Pierce	2012	146,353	10,396	156,749
Senior Vice President and	2011	126,000	9,581	135,581
Chief Financial Officer

Christopher P. Bourque	2012	134,915	9,754	144,669
Senior Vice President and	2011	107,371	8,833	116,204
Chief Operations Officer
______________
(1)	For 2012, consists of employer contributions to the 401(k) Plan, automobile allowance, club dues and ESOP allocation.

Severance Agreements

Change in Control Severance Agreements.  Alaska Pacific Bank has entered into change in control severance agreements with Craig E. Dahl, Julie M. Pierce and Christopher P. Bourque.  Each of the severance agreements has a term of three years and automatically extends one additional day each day unless either the Bank or the executive elects not to extend the agreement further by giving written notice to the other party.  Upon such notice, the agreement would end three years from the date of notice.  The severance agreements provide for severance payments and other benefits following a change in control, as described below under “Potential Payments Upon Termination.”

Impact of American Recovery and Reinvestment Act of 2009 on Executive Compensation.  Effective February 6, 2009, Alaska Pacific completed the sale to the U.S. Department of the Treasury of 4,781 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, with a related warrant to purchase 175,772 shares of Alaska Pacific’s common stock.   The issuance was made pursuant to the Treasury’s Troubled Asset Relief Program’s (“TARP”) Capital Purchase Program.  From the date of issuance of the TARP Preferred Stock until the Treasury’s sale of the TARP Preferred Stock to third party investors on November 29, 2012, we were subject to a number of requirements and restrictions on compensation and corporate governance matters applicable to TARP recipients. These included: additional limitations on executive compensation, including a provision for recovery of bonus, retention awards, or incentive compensation paid based on earnings, revenue, gains or other criteria later found to be materially inaccurate, a prohibition on making golden parachute payments, a prohibition on paying or accruing any bonus, retention award or incentive compensation (except for certain grants of long-term restricted stock), and providing tax gross-ups.  As a result of the sale by the Treasury of the TARP Preferred Stock to third party investors, we are no longer subject to these requirements and restrictions.

Outstanding Equity Awards at Fiscal Year-End

The following information with respect to outstanding equity awards as of December 31, 2012 is presented for the named executive officers.  The named executive officers have no restricted stock awards outstanding and we do not have any non-equity incentive plans; therefore, these columns have been omitted from the table below.

	Option Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Craig E. Dahl	09/21/07	3,400	--	25.50	09/21/17

Julie M. Pierce	09/21/07	3,400	--	25.50	09/21/17

Christopher P. Bourque	09/21/07	3,400	--	25.50	09/21/17

(1)
Award vests ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date, with the exception of those granted to Mr. Bourque, which began vesting in 20% increments on the grant date.

Potential Payments Upon Termination

Change in Control Severance Agreements.  Alaska Pacific Bank has entered into Change in Control Severance Agreements with each of our named executive officers.  If, after a change in control, the executive’s employment is terminated by Alaska Pacific Bank or by the executive within 12 months of the change in control because of a material diminution of, or interference with, his or her duties, responsibilities or benefits, the agreements provide that Alaska Pacific Bank must (1) pay the executive his or her salary through the date of termination, at the time such payments are due; (2) continue to pay, for a period of 36 months following the date of termination, for the life, health and disability coverage that is in effect for the executive and his or her eligible dependents at the time the notice of termination is given; and (3) pay to the executive in a lump sum in cash an amount equal to 299% of the average of the executive’s five preceding years’ compensation, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the executive, arising under any other plans or arrangements between the executive and Alaska Pacific or any of its consolidated subsidiaries, which constitute “parachute payments” under Section 280G of the Internal Revenue Code.  If a change in control had occurred and the named executive officers had been terminated effective as of December 31, 2012, the value of their benefits under the severance agreements (including lump sum payment and continuation of benefits) is as follows: Mr. Dahl, $643,207, Ms. Pierce $461,530 and Mr. Bourque, $440,841.

Equity Plans.  Our 2000 Stock Option Plan and 2003 Stock Option Plan provide for accelerated vesting of awards in certain circumstances.  If a tender offer or exchange offer for shares is commenced, or if a change in control occurs, all options granted and not fully exercisable shall become exercisable in full upon the happening of that event.  If any of these events had occurred effective as of December 31, 2012, the named executive officers would not have realized any benefit because all options granted were fully exercisable on that date.

 PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the meeting a non-binding stockholder resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the compensation of Alaska Pacific’s executives as disclosed in this Proxy Statement.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the stockholders approve the compensation of Alaska Pacific Bancshares, Inc.’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2013 annual meeting of stockholders.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Alaska Pacific and Alaska Pacific Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and stockholders.  Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to include in this Proxy Statement and present at the meeting a non-binding stockholder vote to determine the timing of future stockholder votes on executive compensation.  This proposal gives stockholders the opportunity to vote on whether a resolution to approve the compensation of our named executive officers should be presented to stockholders every one, two or three years, or to abstain from voting.

The Board of Directors believes that a resolution to approve the compensation of our executives should be presented to stockholders every three years because a three-year cycle will allow stockholders sufficient time to evaluate the effectiveness of incentive programs and compensation strategies, while allowing the Board and the Compensation Committee to review and respond to stockholder input and modify Alaska Pacific’s executive compensation programs, if necessary.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect when the stockholders will be asked to vote on executive compensation in future years.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering when to present stockholders with a resolution to approve executive compensation.

The Board of Directors recommends that you vote “FOR” conducting an advisory vote on executive compensation every three years.

 AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  On June 18, 2012, the Audit Committee revised its charter, which revisions were subsequently approved by the Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Alaska Pacific.

Audit Committee Report

The Audit Committee has issued the following report with respect to Alaska Pacific’s audited consolidated financial statements for the fiscal year ended December 31, 2012:

•	The Audit Committee has completed its review and discussion of the 2012 audited consolidated financial statements with management;

•
The Audit Committee has discussed with Moss Adams LLP, the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor its independence from Alaska Pacific; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2012 audited consolidated financial statements be included in Alaska Pacific’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Submitted by the Audit Committee of Alaska Pacific’s Board of Directors:

Scott C. Milner (Chairman)
William A. Corbus
Linda Thomas
Maxwell S. Rule

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

 PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has selected Moss Adams LLP as our independent auditor for the year ending December 31, 2013 and that selection is being submitted to stockholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Moss Adams LLP to our stockholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Alaska Pacific and our stockholders.  Moss Adams LLP served as our independent auditor for the year ended December 31, 2012 and a representative of Moss Adams LLP is expected to be present at the annual meeting to respond to stockholders’ questions and will have the opportunity to make a statement.

The following table sets forth the aggregate fees billed to Alaska Pacific by Moss Adams LLP for professional services rendered during the fiscal years ended December 31, 2012 and 2011.

	Year Ended
	December 31,
	2012	2011

Audit Fees	$123,767	$152,913
Audit-Related Fees	--	--
Tax Fees	13,398	10,000
All Other Fees	--	--

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  For the year ended December 31, 2012, the Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are compatible with Moss Adams LLP maintaining its independence.  For the year ended December 31, 2012, the Audit Committee approved all, or 100%, of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2013.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Alaska Pacific’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of the forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended December 31, 2012, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with.

 MISCELLANEOUS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Alaska Pacific’s common stock.  In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by facsimile or telephone without additional compensation.

Alaska Pacific’s Annual Report on Form 10-K, including the annual report to stockholders, will be mailed to all stockholders of record at the close of business on the voting record date who request a copy using any of the methods listed in the Stockholder Meeting Notice.  Any stockholder who has not received a copy of the Annual Report may obtain a copy upon written request to Julie M. Pierce, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801.  The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.  The Annual Report is also available at www.edocumentview.com/AKPB.

 STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting next year must be received by us no later than December 9, 2013 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act.

In addition, our Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, the stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to stockholders, the written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice.  The notice with respect to business proposals to be brought before the annual meeting must state the stockholder’s name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal.  A copy of our Articles of Incorporation may be obtained from us by written request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JULIE M. PIERCE

JULIE M. PIERCE
SECRETARY

Juneau, Alaska
April 8, 2013

REVOCABLE PROXY
ALASKA PACIFIC BANCSHARES, INC.

 ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2013

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific Bancshares, Inc. (“Company”), consisting of Linda C. Thomas, Maxwell S. Rule and Hugh N. Grant, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 21, 2013, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		VOTE FOR	VOTE WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

William A. Corbus
Maxwell S. Rule
Linda C. Thomas

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee’s name on the line below.
__________________________________

		FOR	AGAINST	ABSTAIN

2.	Advisory (non-binding) approval of the compensation of Alaska Pacific Bancshares Inc.’s named executive officers.	[ ]	[ ]	[ ]

		1 YR.	2 YRS.	3 YRS.	ABSTAIN

3.	Advisory (non-binding) vote on how often stockholders shall vote on executive compensation – every one, two or three years.	[ ]	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

4.	The ratification of the Audit Committee’s selection of Moss Adams LLP as the independent auditor for the year ending December 31, 2013.	[ ]	[ ]	[ ]

5.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote “FOR” propositions 1, 2 and 4, and for “3 Years” for Proposition 3.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified this proxy will be voted for Proposals 1, 2 and 4 and for “3 Years” for Proposal 3.  If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment.  Presently, the Board of Directors knows of no other business to be presented at the meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the Annual Report on Form 10-K.

Dated:                         , 2013

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER-

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, indicate your full title.  If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.